Risk Management Activities (Notes)	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Risk Management Activities	Risk Management Activities
A. Risk Management Strategy
The Corporation is exposed to market risk from changes in commodity prices, foreign exchange rates, interest rates, credit risk and liquidity risk. These risks affect the Corporation’s earnings and the value of associated financial instruments that the Corporation holds. In certain cases, the Corporation seeks to minimize the effects of these risks by using derivatives to hedge its risk exposures. The Corporation’s risk management strategy, policies and controls are designed to ensure that the risks it assumes comply with the Corporation’s internal objectives and its risk tolerance.

The Corporation has two primary streams of risk management activities: i) financial exposure management and ii) commodity exposure management. Within these activities, risks identified for management include commodity risk, interest rate risk, liquidity risk, equity price risk and foreign currency risk.

The Corporation seeks to minimize the effects of commodity risk, interest rate risk and foreign currency risk by using derivative financial instruments to hedge risk exposures. Of these derivatives, the Corporation may apply hedge accounting to those hedging commodity price risk and foreign currency risk.
The use of financial derivatives is governed by the Corporation’s policies approved by the Board, which provide written principles on commodity risk, interest rate risk, liquidity risk, equity price risk and foreign currency risk, as well as the use of financial derivatives and non-derivative financial instruments.

Liquidity risk, credit risk and equity price risk are managed through means other than derivatives or hedge accounting.

The Corporation enters into various derivative transactions as well as other contracting activities that do not qualify for hedge accounting or where a choice was made not to apply hedge accounting. As a result, the related assets and liabilities are classified as derivatives at fair value through profit and loss. The net realized and unrealized gains or losses from changes in the fair value of these derivatives are reported in net earnings in the period the change occurs.

The Corporation designates certain derivatives as hedging instruments to hedge commodity price risk, foreign currency exchange risk in cash flow hedges, and hedges of net investments in foreign operations. Hedges of foreign exchange risk on firm commitments are accounted for as cash flow hedges.

At the inception of the hedge relationship, the Corporation documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. At the inception of the hedge and on an ongoing basis, the Corporation also documents whether the hedging instrument is effective in offsetting changes in fair values or cash flows of the hedged item attributable to the hedged risk, which is when the hedging relationships meet all of the following hedge effectiveness requirements:

▪There is an economic relationship between the hedged item and the hedging instrument;
▪The effect of credit risk does not dominate the value changes that result from that economic relationship; and
▪The hedge ratio of the hedging relationship is the same as that resulting from the quantity of the hedged item that the Corporation actually hedges and the quantity of the hedging instrument that the entity actually uses to hedge that quantity of hedged item.

If a hedging relationship ceases to meet the hedge effectiveness requirement relating to the hedge ratio, but the risk management objective for that designated hedging relationship remains the same, the Corporation adjusts the hedge ratio of the hedging relationship so that it continues to meet the qualifying criteria.

B. Net Risk Management Assets and Liabilities

Aggregate net risk management assets and (liabilities) are as follows:

As at Dec. 31, 2019
	Cash flow hedges	Not designated as a hedge	Total
Commodity risk management
Current	70	15	85
Long-term	606	1	607
Net commodity risk management assets	676	16	692
Other
Current	—	—	—
Long-term	—	4	4
Net other risk management assets	—	4	4

Total net risk management assets	676	20	696

As at Dec. 31, 2018
	Cash flow hedges	Not designated as a hedge	Total
Commodity risk management
Current	59	—	59
Long-term	628	(8)	620
Net commodity risk management assets (liabilities)	687	(8)	679
Other
Current	—	(3)	(3)
Long-term	—	1	1
Net other risk management liabilities	—	(2)	(2)

Total net risk management assets (liabilities)	687	(10)	677

I. Netting Arrangements
Information about the Corporation’s financial assets and liabilities that are subject to enforceable master netting arrangements or similar agreements is as follows:

As at Dec. 31	2019				2018
	Current financial assets	Long-term financial assets	Current financial liabilities	Long-term financial liabilities	Current financial assets	Long-term financial assets	Current financial liabilities	Long-term financial liabilities
Gross amounts recognized	316	631	(191)	(100)	224	657	(116)	(42)
Gross amounts set-off	(140)	(42)	140	42	(53)	(6)	53	6
Net amounts as included in the Consolidated Statements of Financial Position	176	589	(51)	(58)	171	651	(63)	(36)

C. Nature and Extent of Risks Arising from Financial Instruments

I. Market Risk

a. Commodity Price Risk Management

The Corporation has exposure to movements in certain commodity prices in both its electricity generation and proprietary trading businesses, including the market price of electricity and fuels used to produce electricity. Most of the Corporation’s electricity generation and related fuel supply contracts are considered to be contracts for delivery or receipt of a non-financial item in accordance with the Corporation’s expected own use requirements and are not considered to be financial instruments. As such, the discussion related to commodity price risk is limited to the Corporation’s proprietary trading business and commodity derivatives used in hedging relationships associated with the Corporation’s electricity generating activities.

To mitigate the risk of adverse commodity price changes, the Corporation uses three tools:
▪A framework of risk controls;
▪A pre-defined hedging plan, including fixed price financial power swaps and long-term physical power sale contracts to hedge commodity price for electricity generation; and
▪A committee dedicated to overseeing the risk and compliance program in trading and ensuring the existence of appropriate controls, processes, systems and procedures to monitor adherence to the program.

The Corporation has executed commodity price hedges for its Centralia coal plant and for its portfolio of merchant power exposure in Alberta, including a long-term physical power sale contract at Centralia and fixed price financial swaps for the Alberta portfolio to hedge the prices. Both hedging strategies fall under the Corporation’s risk management strategy used to hedge commodity price risk.

There is no source of hedge ineffectiveness for the merchant power exposure in Alberta.

Market risk exposures are measured using Value at Risk (VaR) supplemented by sensitivity analysis. There has been no change to the Corporation’s exposure to market risks or the manner in which these risks are managed or measured.
i. Commodity Price Risk Management – Proprietary Trading

The Corporation’s Energy Marketing segment conducts proprietary trading activities and uses a variety of instruments to manage risk, earn trading revenue and gain market information.
In compliance with the Commodity Exposure Management Policy, proprietary trading activities are subject to limits and controls, including VaR limits. The Board approves the limit for total VaR from proprietary trading activities. VaR is the most commonly used metric employed to track and manage the market risk associated with trading positions. A VaR measure gives, for a specific confidence level, an estimated maximum pre-tax loss that could be incurred over a specified period of time. VaR is used to determine the potential change in value of the Corporation’s proprietary trading portfolio, over a three-day period within a 95 per cent confidence level, resulting from normal market fluctuations. VaR is estimated using the historical variance/covariance approach. VaR is a measure that has certain inherent limitations. The use of historical information in the estimate assumes that price movements in the past will be indicative of future market risk. As such, it may only be meaningful under normal market conditions. Extreme market events are not addressed by this risk measure. In addition, the use of a three-day measurement period implies that positions can be unwound or hedged within three days, although this may not be possible if the market becomes illiquid.
Changes in market prices associated with proprietary trading activities affect net earnings in the period that the price changes occur. VaR at Dec. 31, 2019, associated with the Corporation’s proprietary trading activities was $1 million (2018 - $2 million, 2017 - $5 million).
ii. Commodity Price Risk – Generation
The generation segments utilize various commodity contracts to manage the commodity price risk associated with electricity generation, fuel purchases, emissions and byproducts, as considered appropriate. A Commodity Exposure Management Policy is prepared and approved annually, which outlines the intended hedging strategies associated with the Corporation’s generation assets and related commodity price risks. Controls also include restrictions on authorized instruments, management reviews on individual portfolios and approval of asset transactions that could add potential volatility to the Corporation’s reported net earnings.
TransAlta has entered into various contracts with other parties whereby the other parties have agreed to pay a fixed price for electricity to TransAlta. While not all of the contracts create an obligation for the physical delivery of electricity to other parties, the Corporation has the intention and believes it has sufficient electrical generation available to satisfy these contracts and, where able, has designated these as cash flow hedges for accounting purposes. As a result, changes in market prices associated with these cash flow hedges do not affect net earnings in the period in which the price change occurs. Instead, changes in fair value are deferred until settlement through AOCI, at which time the net gain or loss resulting from the combination of the hedging instrument and hedged item affects net earnings.
VaR at Dec. 31, 2019, associated with the Corporation’s commodity derivative instruments used in generation hedging activities was $25 million (2018 - $18 million, 2017 - $16 million). For positions and economic hedges that do not meet hedge accounting requirements or for short-term optimization transactions such as buybacks entered into to offset existing hedge positions, these transactions are marked to the market value with changes in market prices associated with these transactions affecting net earnings in the period in which the price change occurs. VaR at Dec. 31, 2019, associated with these transactions was $8 million (2018 - $13 million, 2017 - $5 million).
iii. Commodity Price Risk Management – Hedges
The Corporation’s outstanding commodity derivative instruments designated as hedging instruments are as follows:

As at Dec. 31	2019		2018
Type (thousands)	Notional amount sold	Notional amount purchased	Notional amount sold	Notional amount purchased
Electricity (MWh)	222	—	2,128	—
During 2019, unrealized pre-tax gains of $1 million (2018 - $4 million, 2017 - $2 million) related to certain power hedging relationships that were previously de-designated and deemed ineffective for accounting purposes were released from AOCI and recognized in net earnings.
iv. Commodity Price Risk Management – Non-Hedges
The Corporation’s outstanding commodity derivative instruments not designated as hedging instruments are as follows:

As at Dec. 31	2019		2018
Type (thousands)	Notional amount sold	Notional amount purchased	Notional amount sold	Notional amount purchased
Electricity (MWh)	16,097	7,204	58,885	37,023
Natural gas (GJ)	38,062	55,023	80,413	110,488
Transmission (MWh)	—	1,818	29	11,163
Emissions (MWh)	184	138	—	—
Emissions (tonnes)	2,436	2,446	3,134	2,948

b. Interest Rate Risk Management

Interest rate risk arises as the fair value of future cash flows from a financial instrument fluctuates because of changes in market interest rates. Changes in interest rates can impact the Corporation’s borrowing costs and the capacity payments received under the Alberta coal PPAs. Changes in the cost of capital may also affect the feasibility of new growth initiatives.
The Corporation's credit facility and the Poplar Creek non-recourse bond are the only debt instruments subject to floating interest rates, which represents 11 per cent of the Corporation’s debt as at Dec. 31, 2019 (2018 – 14 per cent).
Interest rate risk is managed with the use of derivatives. No derivatives related to interest rate risk were outstanding as at Dec. 31, 2019, 2018 or 2017.

c. Currency Rate Risk
The Corporation has exposure to various currencies, such as the US dollar and the Australian dollar, as a result of investments and operations in foreign jurisdictions, the net earnings from those operations and the acquisition of equipment and services from foreign suppliers.
The Corporation may enter into the following hedging strategies to mitigate currency rate risk, including:
▪Foreign exchange forward contracts to mitigate adverse changes in foreign exchange rates on project-related expenditures and distributions received in foreign currencies;
▪Foreign exchange forward contracts and cross-currency swaps to manage foreign exchange exposure on foreign-denominated debt not designated as a net investment hedge; and
▪Designating foreign currency debt as a hedge of the net investment in foreign operations to mitigate the risk due to fluctuating exchange rates related to certain foreign subsidiaries.

i. Net Investment Hedges
When designating foreign currency debt as a hedge of the Corporation’s net investment in foreign subsidiaries, the Corporation has determined that the hedge is effective as the foreign currency of the net investment is the same as the currency of the hedge, and therefore an economic relationship is present.

The Corporation’s hedges of its net investment in foreign operations were comprised of US-dollar-denominated long-term debt with a face value of US$370 million (2018 - US$400 million).
ii. Cash Flow Hedges
The Corporation uses foreign exchange forward contracts to hedge a portion of its future foreign-denominated receipts and expenditures, and both foreign exchange forward contracts and cross-currency swaps to manage foreign exchange exposure on foreign-denominated debt not designated as a net investment hedge.

As at Dec. 31	2019			2018
Notional amount sold	Notional amount purchased	Fair value asset	Maturity	Notional amount sold	Notional amount purchased	Fair value asset	Maturity
Foreign Exchange Forward Contracts - foreign-denominated receipts/expenditures
CAD124	USD95	—	2020-2021	—	—	—	—
iii. Non-Hedges
As part of the sale of the Corporation's economic interest in the Australian Assets to TransAlta Renewables, the Corporation agreed to mitigate the risks to TransAlta Renewables shareholders of adverse changes in the USD and AUD in respect of cash flows from the Australian Assets in relation to the Canadian dollar to June 30, 2020. The financial effects of the agreements eliminate on consolidation.

In order to mitigate some of the risk that is attributable to non-controlling interests, the Corporation entered into foreign currency contracts with third parties to the extent of the non-controlling interest percentage of the expected cash flow over five years to June 30, 2020. Hedge accounting was not applied to these foreign currency contracts. In early 2017, the Corporation revised its hedging strategies related to cash flows from its foreign operations. These foreign currency contracts became part of the Corporation's revised strategy, as opposed to a separate hedge program.

The Corporation also uses foreign currency contracts to manage its expected foreign operating cash flows. Hedge accounting is not applied to these foreign currency contracts.

As at Dec. 31		2019		2018
Notional amount sold	Notional amount purchased	Fair value asset (liability)	Maturity	Notional amount sold	Notional amount purchased	Fair value asset (liability)	Maturity
Foreign exchange forward contracts – foreign-denominated receipts/expenditures
AUD286	CAD266	—	2020 - 2023	AUD218	CAD205	(5)	2019-2022
USD108	CAD139	(4)	2020 - 2023	USD164	CAD214	(7)	2019-2022
Foreign exchange forward contracts – foreign-denominated debt
CAD191	USD150	6	2022	CAD124	USD100	10	2022

iv. Impacts of currency rate risk
The possible effect on net earnings and OCI, due to changes in foreign exchange rates associated with financial instruments denominated in currencies other than the Corporation’s functional currency, is outlined below. The sensitivity analysis has been prepared using management’s assessment that an average three cent (2018 and 2017 - four cent) increase or decrease in these currencies relative to the Canadian dollar is a reasonable potential change over the next quarter.

Year ended Dec. 31	2019		2018		2017
Currency	Net earnings increase (decrease)(1)	OCI gain(1),(2)	Net earnings increase(1)	OCI gain(1),(2)	Net earnings decrease(1)	OCI gain(1),(2)
USD	(18)	2	(13)	—	(5)	—
AUD	(6)	—	(7)	—	(7)	—
Total	(24)	2	(20)	—	(12)	—
(1) These calculations assume an increase in the value of these currencies relative to the Canadian dollar.  A decrease would have the opposite effect.
(2) The foreign exchange impact related to financial instruments designated as hedging instruments in net investment hedges has been excluded.

II. Credit Risk
Credit risk is the risk that customers or counterparties will cause a financial loss for the Corporation by failing to discharge their obligations, and the risk to the Corporation associated with changes in creditworthiness of entities with which commercial exposures exist. The Corporation actively manages its exposure to credit risk by assessing the ability of counterparties to fulfil their obligations under the related contracts prior to entering into such contracts. The Corporation makes detailed assessments of the credit quality of all counterparties and, where appropriate, obtains corporate guarantees, cash collateral, third-party credit insurance and/or letters of credit to support the ultimate collection of these receivables. For commodity trading and origination, the Corporation sets strict credit limits for each counterparty and monitors exposures on a daily basis. TransAlta uses standard agreements that allow for the netting of exposures and often include margining provisions. If credit limits are exceeded, TransAlta will request collateral from the counterparty or halt trading activities with the counterparty.
The Corporation uses external credit ratings, as well as internal ratings in circumstances where external ratings are not available, to establish credit limits for customers and counterparties. The following table outlines the Corporation’s maximum exposure to credit risk without taking into account collateral held, including the distribution of credit ratings, as at Dec. 31, 2019:

	Investment grade (Per cent)	Non-investment grade (Per cent)	Total (Per cent)	Total amount
Trade and other receivables(1)	85	15	100	462
Long-term finance lease receivable	100	—	100	176
Risk management assets(1)	99	1	100	806
Loan receivable(2)	—	100	100	47
Total				1,491

(1) Letters of credit and cash and cash equivalents are the primary types of collateral held as security related to these amounts.
(2) The counterparty has no external credit rating. Refer to Note 21 for further details.

An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on historical rates of default by segment of trade receivables as well as forward-looking credit ratings and forecasted default rates. In addition to the calculation of expected credit losses, TransAlta monitors key forward-looking information as potential indicators that historical bad debt percentages, forward-looking S&P credit ratings and forecasted default rates would no longer be representative of future expected credit losses. The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. TransAlta evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries. The Corporation did not have significant expected credit losses as at Dec. 31, 2019.

The Corporation’s maximum exposure to credit risk at Dec. 31, 2019, without taking into account collateral held or right of set-off, is represented by the current carrying amounts of receivables and risk management assets as per the Consolidated Statements of Financial Position. Letters of credit and cash are the primary types of collateral held as security related to these amounts. The maximum credit exposure to any one customer for commodity trading operations and hedging, including the fair value of open trading, net of any collateral held, at Dec. 31, 2019, was $5 million (2018 - $13 million).
III. Liquidity Risk

Liquidity risk relates to the Corporation’s ability to access capital to be used for proprietary trading activities, commodity hedging, capital projects, debt refinancing and general corporate purposes. As at Dec. 31, 2019, TransAlta maintains investment grade ratings from one credit rating agency and below investment grade ratings from three credit rating agencies. Between 2020 and 2022, the Corporation has approximately $1,217 million of debt maturing, comprised of approximately $920 million of recourse debt, with the balance mainly related to scheduled non-recourse debt repayments. For the debt maturing in 2020, we expect to utilize our existing cash and credit facilities and we expect to refinance the debt maturing in 2022. Refer to Note 4(F) and 24 for further details.
Collateral is posted based on negotiated terms with counterparties, which can include the Corporation’s senior unsecured credit rating as determined by certain major credit rating agencies. Certain of the Corporation’s derivative instruments contain financial assurance provisions that require collateral to be posted only if a material adverse credit-related event occurs.

TransAlta manages liquidity risk by monitoring liquidity on trading positions; preparing and revising longer-term financing plans to reflect changes in business plans and the market availability of capital; reporting liquidity risk exposure for proprietary trading activities on a regular basis to the Risk Management Committee, senior management and the Board; and maintaining sufficient undrawn committed credit lines to support potential liquidity requirements. The Corporation does not use derivatives or hedge accounting to manage liquidity risk.
A maturity analysis of the Corporation’s financial liabilities is as follows:

	2020	2021	2022	2023	2024	2025 and thereafter	Total
Accounts payable and accrued liabilities	413	—	—	—	—	—	413
Long-term debt(1)	494	98	625	372	105	1,410	3,104
Exchangeable securities(2)	—	—	—	—	—	350	350
Commodity risk management assets	(89)	(89)	(143)	(139)	(135)	(97)	(692)
Other risk management (assets) liabilities	1	—	(6)	2	—	(1)	(4)
Lease obligations	19	14	9	6	4	90	142
Interest on long-term debt and lease obligations(3)	161	138	128	98	87	671	1,283
Interest on exchangeable securities(2, 3)	25	25	25	24	24	—	123
Dividends payable	37	—	—	—	—	—	37
Total	1,061	186	638	363	85	2,423	4,756
(1) Excludes impact of hedge accounting.
(2) Assumes the debentures will be exchanged on Jan. 1, 2025. Refer to Note 24 for further details.
(3) Not recognized as a financial liability on the Consolidated Statements of Financial Position.

IV. Equity Price Risk
a. Total Return Swaps
The Corporation has certain compensation, deferred and restricted share unit programs, the values of which depend on the common share price of the Corporation. The Corporation has fixed a portion of the settlement cost of these programs by entering into a total return swap for which hedge accounting has not been applied. The total return swap is cash settled every quarter based upon the difference between the fixed price and the market price of the Corporation’s common shares at the end of each quarter.
D. Hedging Instruments – Uncertainty of Future Cash Flows
The following table outlines the terms and conditions of derivative hedging instruments and how they affect the amount, timing and uncertainty of future cash flows:

	Maturity
	2020	2021	2022	2023	2024	2025 and thereafter
Cash flow hedges
Foreign Currency Forward Contracts
Notional amount ($ millions)
CAD/USD	116	8	—	—	—	—
Average Exchange Rate
CAD/USD	0.7672	0.7686	—	—	—	—
Commodity Derivative Instruments
Electricity
Notional amount (thousands MWh)	3,465	3,424	3,329	3,329	3,338	2,628
Average Price ($ per MWh)	67.82	71.06	73.55	75.39	77.28	79.20
E. Effects of Hedge Accounting on the Financial Position and Performance

I. Effect of Hedges
The impact of the hedging instruments on the statement of financial position is as follows:

As at Dec. 31, 2019
	Notional amount		Carrying amount	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness
Commodity price risk
Cash flow hedges
Physical power sales	19	MMWh	678	Risk management assets	47
Foreign currency risk
Net investment hedges
Foreign-denominated debt	USD370		CAD483	Credit facilities, long-term debt and finance lease obligations	21

As at Dec. 31, 2018
	Notional amount	Carrying amount	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness
Commodity price risk
Cash flow hedges
Physical power sales	23 MMWh	687	Risk management assets	60
Foreign currency risk
Net investment hedges
Foreign-denominated debt	USD400	CAD546	Credit facilities, long-term debt and finance lease obligations	(41)

The impact of the hedged items on the statement of financial position is as follows:

As at Dec. 31, 2019	2019		2018
	Change in fair value used for measuring ineffectiveness	Cash flow hedge reserve(1)	Change in fair value used for measuring ineffectiveness	Cash flow hedge reserve(1)
Commodity price risk
Cash flow hedges
Power forecast sales – Centralia	47	527	60	508

	Change in fair value used for measuring ineffectiveness	Foreign currency translation reserve(1)	Change in fair value used for measuring ineffectiveness	Foreign currency translation reserve(1)
Net investment hedges
Net investment in foreign subsidiaries	21	(21)	(41)	17
(1) Included in AOCI

The hedging gain recognized in OCI before tax is equal to the change in fair value used for measuring effectiveness. There is no ineffectiveness recognized in profit or loss.
The impact of hedged items designated in hedging relationships on OCI and net earnings is:

Year ended Dec. 31, 2019
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	77	Revenue	(59)	Revenue	—
Forward starting interest rate swaps	—	Interest expense	6	Interest expense	—
OCI impact	77	OCI impact	(53)	Net earnings impact	—

Over the next 12 months, the Corporation estimates that approximately $68 million of after-tax gains will be reclassified from AOCI to net earnings. These estimates assume constant natural gas and power prices, interest rates, and exchange rates over time; however, the actual amounts that will be reclassified may vary based on changes in these factors.

Year ended Dec. 31, 2018
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	(9)	Revenue	(67)	Revenue	—
Foreign exchange forwards on US debt	—	Foreign exchange (gain) loss	3	Foreign exchange (gain) loss	—
Forward starting interest rate swaps	—	Interest expense	7	Interest expense	—
OCI impact	(9)	OCI impact	(57)	Net earnings impact	—

Year ended Dec. 31, 2017 (as reported under IAS 39)
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	163	Revenue	(172)	Revenue	—
Foreign exchange forwards on project hedges	(1)	Property, plant, and equipment	—	Foreign exchange (gain) loss	—
Foreign exchange forwards on US debt	—	Foreign exchange (gain) loss	3	Foreign exchange (gain) loss	—
Cross-currency swaps	(26)	Foreign exchange (gain) loss	24	Foreign exchange (gain) loss	—
Forward starting interest rate swaps	—	Interest expense	7	Interest expense	—
OCI impact	136	OCI impact	(138)	Net earnings impact	—

During December 2016, the Corporation entered into a new contract with the Ontario IESO relating to the Mississauga cogeneration facility that principally terminated the contract effective Jan. 1, 2017. Accordingly, in 2017 the Corporation reclassified unrealized pre-tax cash flow commodity hedge losses of $31 million and $15 million of unrealized pre-tax cash flow foreign exchange hedge gains from AOCI to net earnings due to hedge de-designations for accounting purposes. The cash flow hedges were in respect of future gas purchases expected to occur between 2017 and 2018. See Note 9(B) for further details.
II. Effect of Non-Hedges
For the year ended Dec. 31, 2019, the Corporation recognized a net unrealized gain of $33 million (2018 - loss of $29 million, 2017 - gain of $45 million) related to commodity derivatives.

For the year ended Dec. 31, 2019, a gain of $24 million (2018 - gain of $3 million, 2017 - gain of $28 million) related to foreign exchange and other derivatives was recognized, which is comprised of net unrealized gains of $6 million (2018 - gains of $4 million, 2017 - losses of $2 million) and net realized gains of $18 million (2018 - losses of $1 million, 2017 - gains of $30 million).

F. Collateral

I. Financial Assets Provided as Collateral

At Dec. 31, 2019, the Corporation provided $42 million (2018 – $105 million) in cash and cash equivalents as collateral to regulated clearing agents as security for commodity trading activities. These funds are held in segregated accounts by the clearing agents. Collateral provided is included in accounts receivable in the Consolidated Statements of Financial Position.
II. Financial Assets Held as Collateral
At Dec. 31, 2019, the Corporation held $3 million (2018 – $17 million) in cash collateral associated with counterparty obligations. Under the terms of the contracts, the Corporation may be obligated to pay interest on the outstanding balances and to return the principal when the counterparties have met their contractual obligations or when the amount of the obligation declines as a result of changes in market value. Interest payable to the counterparties on the collateral received is calculated in accordance with each contract. Collateral held is included in accounts payable in the Consolidated Statements of Financial Position.
III. Contingent Features in Derivative Instruments
Collateral is posted in the normal course of business based on the Corporation’s senior unsecured credit rating as determined by certain major credit rating agencies. Certain of the Corporation’s derivative instruments contain financial assurance provisions that require collateral to be posted only if a material adverse credit-related event occurs.
As at Dec. 31, 2019, the Corporation had posted collateral of $112 million (Dec. 31, 2018 – $120 million) in the form of letters of credit on derivative instruments in a net liability position. Certain derivative agreements contain credit-risk-contingent features, which if triggered could result in the Corporation having to post an additional $51 million (Dec. 31, 2018 – $120 million) of collateral to its counterparties.